File No. 33-59261, 811-5626
                                           Filed under Rule 497(e)
Golden American Life Insurance Company


                      Prospectus Supplement

                          October 29, 1997

                             to the

     Granite PrimElite Deferred Variable Annuity Prospectus
         dated May 1, 1997 as Supplemented July 9, 1997
                           __________


     On October 24, 1997, ING Groep, N.V. ("ING") completed the transaction to aquire Equitable of Iowa Companies ("Equitable of Iowa"). At a meeting of shareholders on October 23, 1997, Equitable of Iowa shareholders approved the terms of the agreement of July 7, 1997, to merge Equitable of Iowa into ING. ING is now the ultimate corporate parent of Golden American Life Insurance Company, the issuer of GoldenSelect/R/ variable products, Directed Services, Inc. ("DSI"), the distributor of the Granite PrimElite Deferred Variable Annuity, and Equitable Investment Services, Inc. ("EISI"), the manager of the Equi-Select Series Trust (the "ESS Trust). ING, based in the Netherlands, is a global financial services holding company with over $289 billion in assets. On October 9, 1997, at special meeting of the shareholders of the ESS Trust, the shareholders approved the new management agreement between EISI and the ESS Trust and each of the new portfolio management agreements among EISI, the ESS Trust and the portfolio managers of the ESS Trust. These agreements are effective as of October 24, 1997.


This supplement should be retained with your Granite PrimElite
Prospectus.



PE-1-NH-CLO                                                     10/29/97